SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 1997

                 Commission file number:  0-21464


          PruTech Research and Development Partnership II
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       (Exact name of Registrant as specified in its charter)

California                                                    13-3268435
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification No.)

440 Mission Court, Suite 250, Fremont, California              94539
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (510) 656-1855


                                       N/A
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  Former name, former address and former fiscal year, if changed since last report.
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Item 2 - Aquisition or Disposition of Assets

     On October 30, 1996, the limited partners of the Registrant approved a plan of dissolution and liquidation of the Registrant.

          In connection with the liquidation of the remaining assets of the Registrant, on February 7, 1997, the Registrant sold its remaining 942,045 shares of Biocompatibles International plc common stock for approximately $18,557,000. The sale proceeds exceeded the basis of this investment, which is the same for both financial reporting and income tax purposes, by approximately $18,315,000. This sale represents the liquidation of the most significant remaining asset of the Registrant.
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                            SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PruTech Research and Development Partnership II

By:  R&D Funding Corp
      A Delaware corporation, General Partner

By: /s/ Steven Carlino                                  Date: February 24, 1997
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Steven Carlino
Vice President
Chief Accounting Officer for the Registrant